UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 4, 2013, Abercrombie & Fitch Co. (the "Registrant") and Abercrombie & Fitch Management Co., a subsidiary of the Registrant ("A&F Management"), and Abercrombie & Fitch Europe S.A., Abercrombie & Fitch (UK) Limited, AFH Stores UK Limited, AFH Canada Stores Co. and AFH Japan, G.K., indirect subsidiaries of the Registrant (the “Foreign Subsidiary Borrowers”), entered into an Amendment No. 3 to Amended and Restated Credit Agreement (the "Revolving Credit Facility Third Amendment"), among A&F Management, as a borrower; the Registrant, as a guarantor; the Foreign Subsidiary Borrowers, as borrowers; PNC Bank, National Association, as Global Agent, the Swing Line Lender, an LC Issuer and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; PNC Bank Canada Branch, as a Canadian Lender; JPMorgan Chase Bank, N.A., Toronto Branch, as a Canadian Lender; Bank of America, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender. The Revolving Credit Facility Third Amendment amends the Amended and Restated Credit Agreement entered into as of July 28, 2011 (as previously amended by that certain Amendment No. 1 to Credit Agreement, made as of February 24, 2012, and by that certain Amendment No. 2 to Amended and Restated Credit Agreement, made as of January 23, 2013, the "A&R Credit Agreement").

In connection with the Revolving Credit Facility Third Amendment, on November 4, 2013, the Registrant and A&F Management entered into an Amendment No. 2 to Term Loan Agreement (the "Term Credit Facility Second Amendment"), among A&F Management, as borrower; the Registrant, as a guarantor; PNC Bank, National Association, as Agent and a Lender; JPMorgan Chase Bank, N.A., as Syndication Agent and as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; HSBC Bank USA, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender. The Term Credit Facility Second Amendment amends the Term Loan Agreement entered into as of February 24, 2012 (as previously amended by that certain Amendment No. 1 to Term Loan Agreement, made as of January 23, 2013, the "Term Loan Agreement").

Pursuant to the Revolving Credit Facility Third Amendment, the A&R Credit Agreement was amended to reflect the following changes, among others:

1.    The Applicable Facility Fee Rate (as defined in the A&R Credit Agreement) was set to Level V pricing as of the date of the Revolving Credit Facility Third Amendment, and thereafter such rate will adjust on a quarterly basis in accordance with the matrix set forth in the A&R Credit Agreement, based on the Leverage Ratio (as defined in the A&R Credit Agreement), beginning with the testing period ending February 1, 2014.

2.    The Applicable Margin (as defined in the A&R Credit Agreement) was set to Level V pricing as of the date of the Revolving Credit Facility Third Amendment, and thereafter such margin will adjust on a quarterly basis in accordance with the matrix set forth in the A&R Credit Agreement, based on the Leverage Ratio (as defined in the A&R Credit Agreement), beginning with the testing period ending February 1, 2014.

3.    The calculation of Consolidated EBITDAR (as defined in the A&R Credit Agreement) was amended to permit a one-time add back of up to $60,000,000 for certain cash payments and expenses relating to the restructuring of the Gilly Hicks business and brand; and

4.    The negative covenant restricting, among other things, investments in, and guarantees of the obligations of, the Registrant's and A&F Management's foreign subsidiaries was amended to increase the cap on such investments and guarantees not otherwise permitted by the A&R Credit Agreement from 30% to 35% of Consolidated Tangible Assets (as defined in the A&R Credit Agreement).

5.    The required minimum level of the Coverage Ratio (as defined in the A&R Credit Agreement) was reduced initially, for the testing period ending February 1, 2014 and each of the testing periods during the fiscal year ending January 31, 2015, to a level of 1.60 to 1.00, with such level gradually increasing to 1.75 to 1.00, for the testing periods ending October 31, 2015 and thereafter, as set forth in the Revolving Credit Facility Third Amendment.

Pursuant to the Term Credit Facility Second Amendment, the Term Loan Agreement was amended to reflect the following changes, among others:

1.    The Applicable Margin (as defined in the Term Loan Agreement) was set to Level V pricing as of the date of the Term Credit Facility Second Amendment, and thereafter such margin will adjust on a quarterly basis in accordance with the matrix set forth in the Term Loan Agreement, based on the Leverage Ratio (as defined in the Term Loan Agreement), beginning with the testing period ending February 1, 2014.

2.    The calculation of Consolidated EBITDAR (as defined in the Term Loan Agreement) was amended to permit a one-time add back of up to $60,000,000 for certain cash payments and expenses relating to the restructuring of the Gilly Hicks business and brand; and

3.    The negative covenant restricting, among other things, investments in, and guarantees of the obligations of, the Registrant's and A&F Management's foreign subsidiaries was amended to increase the cap on such investments and guarantees not otherwise permitted by the Term Loan Agreement from 30% to 35% of Consolidated Tangible Assets (as defined in the Term Loan Agreement).

4.    The required minimum level of the Coverage Ratio (as defined in the Term Loan Agreement) was reduced initially, for the testing period ending February 1, 2014 and each of the testing periods during the fiscal year ending January 31, 2015, to a level of 1.60 to 1.00, with such level gradually increasing to 1.75 to 1.00, for the testing periods ending October 31, 2015 and thereafter, as set forth in the Term Credit Facility Second Amendment.

In connection with the closing of the Revolving Credit Facility Third Amendment, A&F Management paid an aggregate amendment fee of $350,000, representing 0.10% of each Lender’s total revolving loan commitment to A&F Management and the Foreign Subsidiary Borrowers.

In connection with the closing of the Term Credit Facility Second Amendment, A&F Management paid an aggregate amendment fee of $138,750, representing 0.10% of each Lender’s total term loan commitment to A&F Management.

As of November 4, 2013 and as of the date of this Current Report on Form 8-K: (i) there were no borrowings outstanding under the A&R Credit Agreement, as amended by the Revolving Credit Facility Third Amendment, and (ii) $138,750,000 in borrowings under the Term Loan Agreement, as amended by the Term Credit Facility Second Amendment. Stand-by letters of credit totaling approximately $1,800,000 were outstanding under the A&R Credit Agreement at November 4, 2013 and remained outstanding under the A&R Credit Agreement as of the date of this Current Report on Form 8-K. As of November 4, 2013 and as of the date of this Current Report on Form 8-K, there were no trade letters of credit outstanding under the A&R Credit Agreement.

The Lenders under each of the Term Loan Agreement and the A&R Credit Agreement, each as amended, have provided and continue to provide other banking services not specifically outlined in the Term Loan Agreement or the A&R Credit Agreement to the Registrant and its subsidiaries in the ordinary course of their respective business operations.

The foregoing description of the provisions of the Revolving Credit Facility Third Amendment and the Term Credit Facility Second Amendment is qualified in its entirety by reference to the full and complete terms of the Revolving Credit Facility Third Amendment and the Term Credit Facility Second Amendment. The Revolving Credit Facility Third Amendment is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The Term Credit Facility Second Amendment is included as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2013, the Registrant issued a press release (the "November 5, 2013 Release") reporting net sales and comparable sales for the thirteen-week period (fiscal quarter) ended November 2, 2013 as well as a business update, including new Fiscal 2013 projections. A copy of the November 5, 2013 Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the portions thereof addressing such net sales, comparable sales and the business update are incorporated herein by reference.

On November 6, 2013, the Registrant hosted an analyst meeting detailing the Registrant's recently completed long-term strategic review, including the restructuring plans for the Gilly Hicks brand, and providing a business update for the quarter ended November 2, 2013. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant's website, located at www.abercrombie.com, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please see the description in “Item 1.01. Entry into a Material Definitive Agreement.” of this Current Report on Form 8-K relating to the entering into of the Amendment No. 3 to Amended and Restated Credit Agreement, made as of November 4, 2013, and the Amendment No. 2 to Term Loan Agreement, made as of November 4, which documents are included as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Please also see the description in “Item 1.01. Entry into a Material Definitive Agreement.” of the Registrant’s Current Report on Form 8-K dated and filed with the SEC on August 3, 2011 (the “August 3, 2011 Form 8-K”), related to the entering into of the Amended and Restated Credit Agreement, entered into as of July 28, 2011, which document was included as Exhibit 4.1 to the August 3, 2011 Form 8-K.
Please also see the description in “Item 1.01. Entry into a Material Definitive Agreement.” of Registrant’s Current Report on Form 8-K dated and filed with the SEC on February 29, 2012 (the “February 29, 2012 Form 8-K”), related to the entering into of the Term Loan Agreement, entered into as of February 24, 2012, and the entering into of the Amendment No. 1 to Credit Agreement, made as of

February 24, 2012, which documents were included as Exhibit 4.1 and Exhibit 4.3, respectively, to the February 29, 2012 Form 8‑K.
Please also see the description in “Item 1.01. Entry into a Material Definitive Agreement.” of Registrant’s Current Report on Form 8-K dated and filed with the SEC on January 25, 2013 (the “January 25, 2013 Form 8-K”), related to the entering into of the Amendment No. 2 to Amended and Restated Credit Agreement, made as of January 23, 2013, and the entering into of the Amendment No. 1 to Term Loan Agreement, made as of January 23, 2013, which documents were included as Exhibit 4.1 and Exhibit 4.2, respectively, to the January 25, 2013 Form 8-K.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On November 1, 2013, the Board of Directors of the Registrant approved the closure of all the Registrant's stand-alone Gilly Hicks stores. The Registrant expects to substantially complete the closures by the end of the first quarter of Fiscal 2014 (the quarterly period ending May 3, 2014). Store closures in Europe are subject to applicable notice and consultation provisions.

In connection with its long-term strategic review, the Registrant has decided to focus the future development of the Gilly Hicks brand through Hollister stores and direct-to-consumer channels. This decision reflects the successful pilot of selling Gilly Hicks branded intimates in Hollister stores. As a result, the Registrant has made the determination to close the stand-alone Gilly Hicks stores. The Registrant believes it is critical to focus its efforts and resources where it has the greatest opportunities to drive profitable growth for its brands. The Registrant estimates that it will incur pre-tax charges in the aggregate of approximately $90 million, including approximately $40 million of non-cash store-related asset impairment charges, approximately $45 million of lease-related charges and approximately $5 million of severance and other charges. The Registrant expects the charges to be substantially recognized in the third and fourth quarters of Fiscal 2013 and the first quarter of Fiscal 2014. In addition, the Registrant estimates that the net cash outflow associated with the Gilly Hicks store closures, prior to any associated tax benefits, to be approximately $55 million. These estimates are based on a number of significant assumptions and could change materially.

In the November 5, 2013 Release, the Registrant announced the closure of the Gilly Hicks stand-alone stores. A copy of the November 5, 2013 Release is included as Exhibit 99.1 to this Current Report on Form 8-K and the portions thereof addressing the determinations and actions to be taken with respect to Gilly Hicks are incorporated herein by this reference.

Item 2.06. Material Impairments.
The information set forth in "Item 2.05. Costs Associated with Exit or Disposal Activities." of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
The information set forth in "Item 2.02. Results of Operations and Financial Condition." of this Current Report on Form 8-K related to the business update for the quarter ended November 2, 2013 and the Registrant's presentation detailing the Registrant's recently completed long-term strategic review is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

4.1
Amendment No. 3 to Amended and Restated Credit Agreement, made as of November 4, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; Abercrombie & Fitch Europe S.A., Abercrombie & Fitch (UK) Limited, AFH Stores UK Limited, AFH Canada Stores Co. and AFH Japan, G.K., as foreign subsidiary borrowers; PNC Bank, National Association, as Global Agent, the Swing Line Lender, an LC Issuer and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; PNC Bank Canadian Branch, as a Canadian Lender; JPMorgan Chase Bank, N.A., Toronto Branch, as a Canadian Lender; Bank of America, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender

4.2
Amendment No. 2 to Term Loan Agreement, made as of November 4, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; PNC Bank, National Association, as Agent and a Lender; JPMorgan Chase Bank, N.A., as Syndication Agent and as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; HSBC Bank USA, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender

99.1	Press Release issued by Abercrombie & Fitch Co. on November 5, 2013

99.2
Investor Presentation detailing the recently completed long-term strategic review, including the restructuring plans for the Gilly Hicks brand, and a business update for the quarter ended November 2, 2013 made available by Abercrombie & Fitch Co. on November 6, 2013 in conjunction with the analyst meeting held on that date.

[Remainder of page intentionally left blank; signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 7, 2013	By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.        Description

4.1
Amendment No. 3 to Amended and Restated Credit Agreement, made as of November 4, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; Abercrombie & Fitch Europe S.A., Abercrombie & Fitch (UK) Limited, AFH Stores UK Limited, AFH Canada Stores Co. and AFH Japan, G.K., as foreign subsidiary borrowers; PNC Bank, National Association, as Global Agent, the Swing Line Lender, an LC Issuer and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; PNC Bank Canadian Branch, as a Canadian Lender; JPMorgan Chase Bank, N.A., Toronto Branch, as a Canadian Lender; Bank of America, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender

4.2
Amendment No. 2 to Term Loan Agreement, made as of November 4, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; PNC Bank, National Association, as Agent and a Lender; JPMorgan Chase Bank, N.A., as Syndication Agent and as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; HSBC Bank USA, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender

99.1	Press Release issued by Abercrombie & Fitch Co. on November 5, 2013

99.2
Investor Presentation detailing the recently completed long-term strategic review, including the restructuring plans for the Gilly Hicks brand, and a business update for the quarter ended November 2, 2013 made available by Abercrombie & Fitch Co. on November 6, 2013 in conjunction with the analyst meeting held on that date.